UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 5, 2003

STRATEGIC DISTRIBUTION, INC

(Exact name of registrant as specified in its charter)

0-5228

(Commission file number)

Delaware	22-1849240
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)

3220 Tillman Drive, Suite 200, Bensalem, PA	19020
(Address of principal executive offices)	(Zip Code)

215-633-1900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item  7.                                      FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits:

99.1                           Press release issued by Strategic Distribution, Inc. (the “Company”) on May 5, 2003 announcing the Company’s 2003 first quarter financial results.

Item  9.                                      REGULATION FD DISCLOSURE (Information furnished in this Item 9 is furnished pursuant to Item 12)

The information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition”.

On May 5, 2003, the Company issued a press release announcing the Company’s financial results for the first quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Strategic Distribution, Inc.

Date: May 9, 2003	By:	/s/ Donald C. Woodring
Donald C. Woodring,
President and Chief Executive Officer

Date: May 9, 2003	By:	/s/ Michael F. Bonner
Michael F. Bonner,
Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release issued by Strategic Distribution, Inc. (the “Company”) on May 5, 2003 announcing the Company’s 2003 first quarter financial results.